Exhibit 99.1

                      Nonqualified Stock Option- 2000 Plan


                            STOCK OPTION CERTIFICATE

                               For _______ Shares

                             Issued Pursuant to the
                             2000 Incentive Plan of

                        AMPAL-AMERICAN ISRAEL CORPORATION


Name of Holder:

Number of Shares
Subject to this Option:

Exercise Price:            $____ per Share

Issuance Date:

Expiration Date:           Ten years from date of grant

Vesting Terms:             Options to purchase ______ Shares shall vest and
                           become exercisable, on a quarterly basis, on the ___ day of the month of each three month period following the Issuance Date for each of the four years following the Issuance Date.

     THIS CERTIFIES that on Issuance Date set forth above, the Holder identified above was granted an option (the "Option") to purchase at the Exercise Price all or any part of the number of shares of fully paid and non-assessable shares ("Shares") of the Class A Stock ($1.00 par value) of AMPAL-AMERICAN ISRAEL CORPORATION, a New York corporation (the "Company")set forth above, upon and subject to the following terms and conditions:

     (a) Terms of the Plan. The Option is granted pursuant to, and is subject to the terms and conditions of, the 2000 Incentive Plan of the Company (the "Plan"), the terms, conditions and definitions of which are hereby incorporated herein as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his signature below. Capitalized terms used herein shall have the meanings set forth in the Plan, unless otherwise defined herein.

     (b) Expiration. This Option shall expire on the Expiration Date set forth above unless extended or earlier terminated in accordance with this Option Certificate or the Plan.

     (c) Exercise. This Option may be exercised or surrendered during the Holder's lifetime only by the Holder or his/her guardian or legal representative. THIS OPTION SHALL NOT BE TRANSFERABLE BY THE HOLDER OTHERWISE THAN BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION, SUBJECT TO THE TERMS AND CONDITIONS OF THE PLAN.

     This Option shall vest and be exercisable as set forth in the Vesting Terms above.

     This Option shall be exercised by the Holder (or by his or her executors, administrators, guardian or legal representative) as to all or part of the Shares, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full Exercise Price for the Shares being purchased. Full payment of such purchase price shall be made within five business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender), (iv) with the consent of the Company, by tendering other currently exercisable Options with a Spread equal to the Exercise Price (such tendered Options to be deemed exercised and canceled) or (v) with the consent of the Committee, any combination of (i), (ii), (iii) and (iv). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Holder to constructively exchange Shares already owned by the Holder in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance. For purposes of the foregoing clause
(iv), with respect to any Option tendered as payment of the Exercise Price, "Spread" shall mean the amount by which (A) the Fair Market Value of the Shares into which such Option is exercisable, determined at the date of tender, exceeds
(B) the Exercise Price of such Options.

     (d) Termination of Employment. In the event of the termination of employment of the Holder for any reason (other than death, disability or for reasons other than for cause as provided below), this Option, to the extent not previously exercised or expired, shall be deemed canceled and terminated on the day of such termination or separation.

     In the event of the termination of the Holder's employment other than for cause, (i) the Option and all rights granted hereunder shall be forfeited and deemed canceled and no longer exercisable on the day that is seven (7) days after the date of such termination of employment, and (ii) with respect to the portion of the Option that had not vested at the time of termination of Holder's employment, the Option and all rights granted hereunder shall be forfeited and deemed canceled and no longer exercisable. For the purposes of this Stock Option Certificate, the term "cause" shall be defined as (i) any act of fraud or embezzlement in respect of the Company or any of their respective funds, properties or assets, (ii) conviction of the Holder of a felony under the laws of the United States or any state thereof; (iii) willful misconduct or gross negligence by the Holder in connection with the performance of his or her duties to the Company; (iv) intentional dishonesty by the Holder in the performance of his or her duties to the Company; and (v) engagement by the Holder in the use of illegal substances or alcohol, which use has impaired the Holder's ability, as determined by the Board of Directors of the Company, on an ongoing basis, to perform his or her duties to the Company. A determination of cause shall be made by the Board of Directors of the Company.

     (e) Death. In the event the Holder dies while employed by the Company or any of its subsidiaries or affiliates, or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, this Option, to the extent not previously expired or exercised, shall, to the extent exercisable on the date of death, be exercisable by the estate of the Holder or by any person who acquired this Option by bequest or inheritance, at any time within one year after the death of the Holder,

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unless earlier terminated pursuant to its terms, provided, however, that if the term of this Option would expire by its terms within one year after the Holder's death, the term of this Option shall be extended until one year after the Holder's death.

     (f) Disability. In the event of the termination of employment of the Holder or the separation from service of a Director who is a Holder due to total disability, the Holder, or his or her guardian or legal representative, shall have the unqualified right to exercise any portion of this Option which has not been previously exercised or expired and which the Holder was eligible to exercise as of the first date of total disability (as determined by the Company), at any time within ninety (90) days after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within ninety (90) days after such termination or separation, the term of such Option shall be extended until ninety (90) days after such termination or separation. The term "total disability" shall, for purposes of this Option Certificate, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

     (g) Change in Control. In the event of the occurrence of a change in control (as defined below) of the Company, this Option and all rights granted hereunder shall immediately vest and be exercisable in accordance with its terms with respect to those Shares not already vested and exercisable pursuant to the terms of this Option. For purposes of this Option, a "change in control of the Company" shall be deemed to occur if:

     (i) there shall have occurred a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof, whether or not the Company is then subject to such reporting requirement, provided, however, that there shall not be deemed to be a "change in control" of the Company if immediately prior to the occurrence of what would otherwise be a "change in control" of the Company
(a) the Executive is the other party to the transaction (a "Control Event") that would otherwise result in a "change in control" of the Company or (b) the Executive is an executive officer, trustee, director or more than 5% equity holder of the other party to the Control Event or of any entity, directly or indirectly, controlling such other party,

     (ii) the Company merges or consolidates with, or sells all or substantially all of its assets to, another company (each, a "Transaction"), provided, however, that a Transaction shall not be deemed to result in a "change in control" of the Company if (a) immediately prior thereto the circumstances in
(i)(a) or (i)(b) above exist, or (b) (1) the shareholders of the Company, immediately before such Transaction own, directly or indirectly, immediately following such Transaction in excess of fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Transaction (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Transaction and (2) the individuals who were members of the Company's Board of Directors immediately prior to the execution of the agreement providing for such Transaction constitute at least a majority of the members of the board of directors or the board of trustees, as the case may be, of the Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Surviving Corporation, or

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     (iii) the Company acquires assets of another company or a subsidiary of the
Company merges or consolidates with another company (each, an "Other Transaction") and (a) the shareholders of the Company, immediately before such Other Transaction own, directly or indirectly, immediately following such Other Transaction 50% or less of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Other Transaction (the "Other Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Other Transaction or (b) the individuals who were members of the Company's Board of Directors immediately prior to the execution of the agreement providing for such Other Transaction constitute less than a majority of the members of the board of directors or the board of trustees, as the case may be, of the Other Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Other Surviving Corporation, provided, however, that an Other Transaction shall not be deemed to result in a "change in control" of the Company if immediately prior thereto the circumstances in (i)(a) or (i)(b) above exist.

     (h) Adjustments. In the event that the Company shall determine that any dividend or other distribution (whether in the form of cash, shares of common stock of the Company, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of common stock of the Company or other securities, the issuance of warrants or other rights to purchase shares of common stock of the Company, or other securities, or other similar corporate transaction or event affects the Shares, such that an adjustment is determined by the Company to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to the Holder, then the Company shall, in such manner as the Company may deem equitable, adjust any or all of (i) the number and type of shares of common stock of the Company subject to this Option, and (ii) the grant or exercise price with respect to this Option, or, if deemed appropriate, make provision for a cash payment to the Holder.

     (i) Delivery of Share Certificates. Within a reasonable time after the exercise of this Option, the Company shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of this Option. If this Option shall have been exercised with respect to less than all of the Shares subject to this Option, the Company shall also cause to be delivered to the person entitled thereto a new Option Certificate in replacement of this Option Certificate if surrendered at the time of the exercise of this Option, indicating the number of Shares with respect to which this Option remains available for exercise, or this Option Certificate shall be endorsed to give effect to the partial exercise of this Option.

     (j) Withholding. In the event that the Holder elects to exercise this Option or any part thereof, and if the Company or any subsidiary or affiliate of the Company shall be required to withhold any amounts (the "Withholding Taxes") by reason of any federal, state or local or foreign tax laws, rules or regulations in respect of the issuance of Shares to the Holder pursuant to the Option or the exercise or disposition (in whole or in part) of the Option or the Underlying Shares, the Company or such subsidiary or affiliate shall be entitled to deduct and withhold such amounts from any payments to be made to the Holder. In any event, the Holder shall make available to the Company or such subsidiary or affiliate, promptly when requested by the Company or such subsidiary or affiliate, sufficient funds to meet the requirements of such withholding; and the Company or such subsidiary or affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or such subsidiary or affiliate out of any funds or property due or to become due to the Holder.

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     (k) Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

     (l) Rights of Holder. Nothing contained herein shall be construed to confer upon the Holder any right to be continued in the employ of the Company and/or any subsidiary or affiliate of the Company or derogate from any right of the Company and/or any subsidiary or affiliate of the Company to retire, request the resignation of, or discharge the Holder at any time, with or without cause. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed herein and are not enforceable against the Company except to the extent set forth herein.

     (m) Registration; Legend. The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Holder shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

     The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.

     (n) Amendment. The Company may, with the consent of the Holder, at any time or from time to time amend the terms and conditions of this Option, and may at any time or from time to time amend the terms of this Option.

     (o) Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at 111 Arlozorov Street, Tel Aviv, Israel, 62098, Attn: Vice President - Investments and Corporate Affairs, or at such other address as the Company by notice to the Holder may designate in writing from time to time; and if to the Holder, at the address shown below his or her signature on this Option Certificate, or at such other address as the Holder by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.

     (p) Interpretation. A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of this Option and of the Plan shall be final and

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     binding. The Committee may authorize and establish such rules, regulations and revisions thereof as it may deem advisable.

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     IN WITNESS WHEREOF, the parties have executed this Option Certificate as of the date set forth above.

                                      AMPAL-AMERICAN ISRAEL CORPORATION



                                      By:
                                         -----------------------------
                                         Name:
                                         Title:

ACCEPTED:


______________________________
Holder

______________________________
Address

______________________________
City     State          Zip Code

______________________________
Social Security/ID Number